United States
Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 18, 2026

Cadiz Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40579	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

On June 18, 2026, Cadiz Inc. (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock from 100,000,000 to 125,000,000.

As disclosed in item 5.07 of this Current Report on Form 8-K, the Amendment to Certificate of Incorporation was approved by the Company’s stockholders at the Company’s 2026 annual meeting of stockholders held on June 18, 2026 (the “Annual Meeting”). For a description of the Amendment to Certificate of Incorporation, see “Proposal 2 – Amendment to Certificate of Incorporation” of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on April 30, 2026.

The foregoing description of the Amendment to Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

On June 18, 2026, the Company held its 2026 Annual Meeting of Stockholders.  The number of shares present virtually or represented by proxy and entitled to vote at said meeting was 60,318,605.

i.	The following directors were elected at the meeting:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Stephen E. Courter	52,268,977	361,153	7,688,475
Maria Dreyfus	52,358,438	271,692	7,688,475
Maria Echaveste	52,278,900	351,230	7,688,475
Winston Hickox	52,294,735	335,395	7,688,475
Susan Kennedy	52,394,906	235,224	7,688,475
Barbara A. Lloyd	52,364,731	265,399	7,688,475
Kenneth T. Lombard	52,372,184	257,946	7,688,475
David O’Hara	52,442,228	187,902	7,688,475
Richard Polanco	52,306,233	323,897	7,688,475

ii.	The amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock was approved by the following vote:

VOTES
FOR:	58,927,534
AGAINST:	335,574
ABSTAIN:	1,055,497

iii.	PricewaterhouseCoopers LLP was approved as the Company’s independent auditors for the fiscal year 2026 by the following vote:

VOTES
FOR:	59,131,415
AGAINST:	1,174,256
ABSTAIN:	12,934

iv.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

VOTES
FOR:	51,626,262
AGAINST:	959,823
ABSTAIN:	44,045
BROKER NON-VOTES:	7,688,475

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

3.1	Amendment to Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date:  June 23, 2026